Long Term Obligations	12 Months Ended
Dec. 02, 2012
Long Term Obligations
Long Term Obligations

Note 8: Long Term Obligations

        Long term debt as of December 2, 2012 and November 27, 2011 consisted of the following (in thousands):

	December 2, 2012	November 27, 2011
Asset-based revolving credit facility	$—	$—
Senior notes	263,619	296,119
Convertible notes(1)	194,399	185,268
Senior subordinated notes	268,945	268,945
Financing obligations(2)	39,961	41,225
Other	2,642	324

	769,566	791,881
Less current portion	(4,045)	(1,584)

	$765,521	$790,297

(1)
Convertible notes includes accrued paid in kind interest of $6.8 million and $6.1 million for which the principal balance of the Convertible Notes had not yet been increased at December 2, 2012 and November 27, 2011, respectively.

(2)
Financing obligations are related to facilities in which the Company was involved in the construction that have been capitalized in accordance with the FASB's authoritative guidance on the effect of lessee involvement in asset construction. The related leases have terms ranging from 10 to 16 years.

        The Company's outstanding debt as of December 2, 2012 primarily consists of the following: 1) a senior secured asset-based revolving credit facility (the "Amended ABL Revolver") which is discussed further below; 2) $270.0 million in aggregate principal amount of Senior Notes, which bear interest at 10.875%; 3) $221.1 million in aggregate principal amount of senior secured convertible PIK notes due June 2016 which bear interest at 8.00% and are convertible into shares of the Company's common stock (the "Convertible Notes") and 4) $268.9 million aggregate principal amount of senior subordinated notes due June 2014, which bear interest at 8.25% per annum payable semi annually (the "2014 Notes").

  Debt Refinancing

        On May 9, 2012, the Company amended its existing senior secured asset-based revolving credit facility to extend the stated maturity of this facility until May 2017 and amend certain other provisions. In addition to the extension of the maturity date, the amendment to the facility provides for an increase in the available accordion feature on the facility which, if exercised and additional commitments are obtained, can increase the total principal amount to $150.0 million. Further, the amendment provides an adjustment to the interest margins which both reduced the margin rates and provides a feature through which they adjust based on the availability under the facility. In connection with this amendment, the Company incurred charges of $1.2 million which have been recorded as a component of deferred debt issuance costs, which, along with the remaining unamortized costs from the old facility, will be amortized over the remaining maturity of the agreement as a component of interest expense (See Note 1).

  Amended and Restated ABL Revolver

        The Company's Amended ABL Revolver provides for revolving credit financing of up to $100.0 million (or, if the accordion feature described above is exercised and additional commitments are obtained, $150.0 million), subject to borrowing base availability, and matures in May 2017. The borrowing base consists of the following: 1) 85% of the net amount of eligible accounts receivable and 2) the lesser of (i) 85% of the net orderly liquidation value of eligible inventory or (ii) 75% of the net amount of eligible inventory. These amounts are reduced by reserves deemed necessary by the security agents for the facility. Borrowings under the Amended ABL Revolver bear interest at the Company's choice of either a base rate (determined by reference to the highest of three rates as defined in the Amended ABL Revolver agreement) or a LIBOR rate for U.S. dollar deposits plus an applicable margin between 0.75% and 1.25% for base rate loans and 1.75% and 2.25% for LIBOR loans based on current availability. The Amended ABL Revolver also requires the Company to pay a commitment fee for the unused portion. As of December 2, 2012, there were no amounts outstanding under the Amended ABL Revolver. At December 2, 2012, the Company had approximately $50.7 million available under the Amended ABL Revolver which represents the calculated borrowing base reduced by outstanding letters of credit of $17.4 million.

        The obligations under the Company's Amended ABL Revolver are guaranteed by Sealy Mattress Corporation and all of its current and future domestic subsidiaries, and are also secured by substantially all of the assets of the Company and the assets of its current and future domestic subsidiaries through a first-priority security interest in the accounts receivable, inventory, cash, related general intangibles and instruments and proceeds of the foregoing, and a second-priority security interest in substantially all of the Company's material real property and equipment and all other assets of its current and future domestic subsidiaries that secure the Senior Notes on a first-priority basis.

        The Amended ABL Revolver agreement requires the Company to maintain a fixed charge coverage ratio in excess of 1.0 to 1.0 in periods of minimum availability under the facility where the availability for two consecutive calendar days is less than the greater of 1) 12.5% of the borrowing base under the Amended ABL Revolver and 2) $10.0 million. As of December 2, 2012, the Company was not in a minimum availability period under the Amended ABL Revolver.

        In accordance with FASB authoritative guidance, the Company will classify borrowings under its Amended ABL Revolver, which has a maturity date of more than one year from the balance sheet date, as a current liability since it includes both a lockbox arrangement and a subjective acceleration clause.

  Senior Notes

        On May 29, 2009, the Company issued $350.0 million aggregate principal amount of Senior Notes maturing April 2016 bearing interest at 10.875% per annum payable semi-annually in arrears on April 15 and October 15. The total proceeds received by the Company from the issuance of these notes was $335.9 million, resulting in an original issue discount ("OID") of $14.1 million which is based on an imputed interest rate of 11.75%. This discount will be accreted using the effective interest method over the life of the agreement with the related expense recognized as a component of interest expense in the Consolidated Statement of Operations. For fiscal 2012, 2011 and 2010, the Company recognized additional interest expense of $1.6 million, $1.5 million and $1.4 million, respectively related to the accretion of the OID. The Senior Notes rank equally in right of payment with all of the Company's existing and future senior indebtedness, including amounts outstanding under the Amended ABL Revolver and the Convertible Notes and senior in right of payment to any existing and future subordinated indebtedness, including the 2014 Notes. The obligations under the Senior Notes are guaranteed by the Company and all of its current and future domestic subsidiaries, and are also secured by substantially all of the assets of the Company and the assets of its current and future domestic subsidiaries through a first-priority security interest in substantially all of the Company's material real property and equipment and all other assets of its current and future domestic subsidiaries that secure the Senior Notes on a first-priority basis, and a second-priority security interest in the accounts receivable, inventory, cash, related general intangibles and instruments and proceeds of the foregoing.

        On May 20, 2012, December 21, 2011 and May 27, 2011, the Company redeemed $10.0 million, $25.0 million and $10.0 million, respectively, of the principal amount of its outstanding Senior Notes at a redemption price of 103% of the principal amount of the notes, plus accrued and unpaid interest to the redemption date. In connection with the repurchases, the Company recognized the following charges which were recorded as a component of refinancing and extinguishment of debt in the Condensed Consolidated Statements of Operations for the nine months ended:

	December 2, 2012	November 27, 2011
Premium paid to repurchase the notes	$1,050	$300
Write-off of related debt issuance costs and original issue discount	1,862	643

        The Senior Notes are governed by an indenture which calls for the Company to offer to repurchase the notes at a price equal to 101% of the outstanding principal amount in the event of a change in control as defined in the indenture. Further, during any twelve month period commencing on the date of issuance, the Company will be entitled to redeem up to 10% of the aggregate principal amount of the Senior Notes at a redemption price equal to 103% plus accrued and unpaid interest. After April 15, 2012, the Senior Notes are subject to redemption by the Company at 30 to 60 days' notice at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, to the applicable redemption date, if redeemed during the twelve month period beginning on April 15 of each of the years indicated below:

Year	Percentage of Principal Amount
2012	108.156%
2013	105.438%
2014	102.719%
2015 and thereafter	100.000%

  Convertible PIK Notes and Related Rights

        The Convertible Notes mature in July 2016 and bear interest at 8.00% per annum payable semi-annually in arrears on January 15 and July 15. The Company does not pay interest in cash related to the Convertible Notes, but instead increases the amount of the Convertible Notes by an amount equal to the interest payable for the interest period ending immediately prior ("PIK interest"). The amount of interest payable for each interest period is calculated on the basis of the accreted principal amount as of the first day of such interest period. The Convertible Notes are convertible into shares of the Company's common stock at an initial conversion price of $1.00 per share. Interest on Convertible Notes converted between interest payment dates is forfeited.

        There have been no conversions of Convertible Notes into shares in fiscal 2012, 2011 or 2010.

        The Convertible Notes rank equally in right of payment with all of the Company's existing and future senior indebtedness, including amounts outstanding under the Amended ABL Revolver and the Senior Notes, and senior in right of payment to any existing and future subordinated indebtedness, including the existing 2014 Notes. The Convertible Notes are also secured by a third-priority lien on all of the collateral securing the Amended ABL Revolver and the Senior Notes which liens will be effectively junior to the senior priority liens securing the Senior Notes and the Amended ABL Revolver.

        The Company accounts for the PIK interest on the Convertible Notes in accordance with the applicable FASB authoritative guidance pertaining to convertible instruments and derivative financial instruments indexed to, and potentially settled in, a company's own stock. This guidance requires an allocation of a portion of the issuance amount to an embedded beneficial conversion feature based on the difference between the effective conversion price of the convertible debt and the fair value of the underlying common stock. Upon the January 15, 2012 interest payment date, the fair value of the underlying common stock was $1.87. Therefore, a beneficial conversion feature was recognized for 87% of the total PIK interest payment. Upon the July 15, 2012 interest payment date, the fair value of the underlying common stock was $1.90. Therefore, a beneficial conversion feature was recognized for 90% of the total PIK interest payment. Upon the January 15th and July 15th interest payment dates in fiscal 2011 and 2010, the fair value of the underlying common stock was more than double the conversion price of the Convertible Notes. Therefore, a beneficial conversion feature was recognized for the entire amount of the PIK interest payment as follows:

	December 2, 2012	November 27, 2011	November 28, 2010
	(in thousands)
January 15	$7,114	$7,563	$6,991
July 15	7,654	7,864	7,271

	$14,768	$15,427	$14,262

        The outstanding balance of the Convertible Notes at December 2, 2012 was $194.4 million which includes accrued but unpaid interest as well as the total of the unamortized beneficial conversion features of $33.6 million which are recognized as a discount to the outstanding principal amount. These discounts have been reflected as a reduction of the balance of the Convertible Notes with an offsetting increase to additional paid-in capital. The recognized discounts will be accreted through interest expense over the remaining term of the Convertible Notes using the effective interest method.

  Senior Subordinated Notes

        The outstanding 2014 Notes consist of a $268.9 million aggregate principal amount maturing June 2014, bearing interest at 8.25% per annum payable semiannually in arrears on June 15 and December 15, commencing on December 15, 2004. The 2014 Notes rank junior to all of the Company's existing and future senior indebtedness and secured indebtedness, including any borrowings under the senior secured credit facilities. The 2014 Notes are guaranteed by all of the Company's domestic subsidiaries.

        The 2014 Notes are governed by an indenture which calls for the Company to offer prepayment of the notes at a price equal to 101% of the outstanding principal amount in the event of a change in control as defined in the indenture. The 2014 Notes are subject to redemption at 30 to 60 days' notice at a redemption price of 100% of the principal amount, plus accrued and unpaid interest thereon and Special Interest, if any, to the applicable redemption date.

        The Company may also from time to time repurchase outstanding 2014 Notes on the open market for the purpose of retiring such notes as allowed under the restrictions provided by the Company's other credit agreements and note indentures. No such repurchases were made during fiscal 2012, 2011 or 2010.

  Other Information

        The indentures and agreements governing the Amended ABL Revolver, Senior Notes, Convertible Notes and the 2014 Notes also impose certain restrictions including, but not limited to, the payment of dividends or other equity distributions and the incurrence of debt or liens upon the assets of the Company or its subsidiaries. For instance, the agreement governing Sealy Mattress Company's Amended ABL Revolver contains restrictions on the ability of Sealy Corporation's subsidiaries to pay dividends or make other distributions to Sealy Corporation subject to specified exceptions including the satisfaction of a minimum fixed charge coverage ratio and average daily availability levels. Likewise, under the indentures governing our Senior Notes and the 2014 Notes, we are restricted from paying dividends or making other distributions to Sealy Corporation unless we are able to satisfy certain requirements or use an available exception from the limitation. As of December 2, 2012, Sealy Mattress Company is restricted in distributing the net assets of its subsidiaries in the amount of $221.4 million to its parent due to the provisions in its long-term debt agreements. However, $30.0 million would be available for distribution without restriction. At December 2, 2012, the Company was in compliance with the covenants contained within the related note indentures and agreements.

        The Company's net weighted average borrowing cost was 11.6%, 11.1% and 10.7% for fiscal 2012, 2011 and 2010, respectively. At December 2, 2012, the annual scheduled maturities of the principal amounts of long term obligations were as follows (in thousands):

2013	$4,045
2014	270,774
2015	1,961
2016	460,158
2017	2,449
Thereafter	30,179

$769,566

        The obligations recorded as a result of lessee involvement during the asset construction period is included in the above table of scheduled maturities. The interest component of these payments not included above is $19.3 million.

        As discussed further in Note 26, the Company has entered into a Merger Agreement with Tempur-Pedic pursuant to which a wholly-owned subsidiary of Tempur-Pedic will merge with and into the Company, resulting in the Company becoming a subsidiary of Tempur-Pedic. As part of the transaction it is anticipated that the Company's outstanding senior and subordinated notes will also be redeemed in accordance with the provisions of the related note indentures pursuant to the call redemption prices set forth above of 108.156% and 100%, respectively, plus accrued and unpaid interest.